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Exhibit 10.30.1

Schedule identifying substantially identical agreements to Debt Service Reserve Letter of Credit and Reimbursement Agreement.

1.
The Debt Service Reserve Letter of Credit and Reimbursement Agreement, dated as of December 7, 2001 by and among Homer City OL1 LLC, Westdeutsche Landesbank Girozentrale, New York Branch, Credit Suisse First Boston, New York Branch, and Westdeutsche Landesbank Girozentrale, New York Branch, as agent, in an amount of up to $10,605,180.

2.
The Debt Service Reserve Letter of Credit and Reimbursement Agreement, dated as of December 7, 2001 by and among Homer City OL2 LLC, Westdeutsche Landesbank Girozentrale, New York Branch, Credit Suisse First Boston, New York Branch, and Westdeutsche Landesbank Girozentrale, New York Branch, as agent, in an amount of up to $7,070,120.

3.
The Debt Service Reserve Letter of Credit and Reimbursement Agreement, dated as of December 7, 2001 by and among Homer City OL3 LLC, Westdeutsche Landesbank Girozentrale, New York Branch, Credit Suisse First Boston, New York Branch, and Westdeutsche Landesbank Girozentrale, New York Branch, as agent, in an amount of up to $3,535,060.

4.
The Debt Service Reserve Letter of Credit and Reimbursement Agreement, dated as of December 7, 2001 by and among Homer City OL4 LLC, Westdeutsche Landesbank Girozentrale, New York Branch, Credit Suisse First Boston, New York Branch, and Westdeutsche Landesbank Girozentrale, New York Branch, as agent, in an amount of up to $3,535,060.

5.
The Debt Service Reserve Letter of Credit and Reimbursement Agreement, dated as of December 7, 2001 by and among Homer City OL5 LLC, Westdeutsche Landesbank Girozentrale, New York Branch, Credit Suisse First Boston, New York Branch, and Westdeutsche Landesbank Girozentrale, New York Branch, as agent, in an amount of up to $3,535,060.

6.
The Debt Service Reserve Letter of Credit and Reimbursement Agreement, dated as of December 7, 2001 by and among Homer City OL6 LLC, Westdeutsche Landesbank Girozentrale, New York Branch, Credit Suisse First Boston, New York Branch, and Westdeutsche Landesbank Girozentrale, New York Branch, as agent, in an amount of up to $3,535,060.

7.
The Debt Service Reserve Letter of Credit and Reimbursement Agreement, dated as of December 7, 2001 by and among Homer City OL7 LLC, Westdeutsche Landesbank Girozentrale, New York Branch, Credit Suisse First Boston, New York Branch, and Westdeutsche Landesbank Girozentrale, New York Branch, as agent, in an amount of up to $1,767,530.

8.
The Debt Service Reserve Letter of Credit and Reimbursement Agreement, dated as of December 7, 2001 by and among Homer City OL8 LLC, Westdeutsche Landesbank Girozentrale, New York Branch, Credit Suisse First Boston, New York Branch, and Westdeutsche Landesbank Girozentrale, New York Branch, as agent, in an amount of up to $1,767,530.

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  Exhibit 10.30.1